Exhibit 10.40

AMENDMENT NO. 4
TO
CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of June 29, 2011 (the “Amendment”) to the CREDIT AGREEMENT dated as of December 31, 2010 (as same has been and may be further amended, restated, supplemented or modified, the “Agreement”), by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (formerly known as Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties to this Agreement (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

The Companies have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein and the Lenders and the Administrative Agent have agreed to such amendments, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1.
AMENDMENT TO CREDIT AGREEMENT

Section 1.1.     The last sentence in the definition of “Consolidated Domestic Debt Service Coverage Ratio” in Section 1.01 is hereby amended and restated in its entirely to read as follows:

“All of the foregoing categories shall be calculated (without duplication) over the four fiscal quarters then most recently ended provided that for the fiscal quarters ending December 2011 through and including March 31, 2012, Consolidated Debt Service Coverage Ratio Shall be determined with respect to two fiscal quarters and three fiscal quarters, respectively, then ending.”

Section 2.1.      Clauses (b), (d) and (e) of Section 7.12 are hereby amended and restated in their entirety to read as follows:

(b)	Consolidated Domestic EBITDA Permit Consolidated Domestic EBITDA to be less than (i) $2,300,000 for the fiscal quarter ending September 30, 2011.

(d)
Consolidated Debt Service Coverage Ratio. Permit Consolidated Debt Service Coverage Ratio to be less than 1.25:1.00, as of the end of any fiscal quarter or fiscal year, commencing with the fiscal quarter ending March 31, 2011 other than fiscal quarter ending September 30, 2011 for which the Consolidated Debt Service Coverage Ratio shall not be less than 1.15:1.00.

(e)
Consolidated Domestic Debt Service Coverage Ratio. Permit the Consolidated Domestic Debt Service Coverage Ratio to be less than 1.10:100 at the end of any fiscal quarter or fiscal year commencing with the fiscal quarter ending December 31, 2011.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT

Section 2.1.    The Companies hereby represent and warrant to the Lenders and the Administrative Agent that each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and are hereby incorporated herein in full by reference as if fully restated herein in its entirety.

Section 2.2.    To induce the Lenders and the Administrative Agent to enter into this Amendment the Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default.

ARTICLE 3.
CONDITIONS TO EFFECTIVENESS

Section 3.1.     The amendments provided herein shall not be effective unless the Administrative Agent shall have received on or prior to the date hereof the following: (a) this Amendment duly executed by the Company, (b) payment of an amendment fee of $2,000 for the ratable benefit of the Lenders ; and (c) payment of the Lender’s reasonable attorneys’ fees incurred in connection with the preparation, execution and delivery of this Amendment.

ARTICLE 4.
MISCELLANEOUS

Section 4.1.    The amendment herein is limited specifically to the matter set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Agreement or any other Loan Document or a waiver of any Default or Event of Default which may occur or may have occurred under the Agreement or any other Loan Document.

Section 4.2.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

Section 4.3.    THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Amendment to be duly executed as of the day and year first above written.

ACETO CORPORATION		ACETO AGRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION		ACCI REALTY CORP.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO PHARMA CORP.		ARSYNCO INC.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO REALTY LLC		RISING PHARMACEUTICALS, INC.
By: Aceto Corporation, its Sole Member		(f/k/a Sun Acquisition Corp.)

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as a Lender

		By:	/s/ Sanford Wald
Name: Sanford Wald
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

		By:	/s/ Thomas P Ryan
Name: Thomas P Ryan
Title: VP

3